General - Schedule of BST Acquisition (Details) - BST [Member] $ in Thousands	Jan. 27, 2025 USD ($)
Assets
Property, plant and equipment, net	$ 3
Trade receivables, net	436
Total assets	439
Liabilities
Liabilities to suppliers, employees, and other liabilities	(4,134)
Loans	(6,176)
Net held-for-sale liabilities	(6,426)
Total liabilities	(16,736)
Total assets and liabilities	(16,297)
Fair value of consideration	(25,314)
Intangible asset – Technology	$ (41,611)